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VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND

VANGUARD TREASURY MONEY MARKET FUND



Supplement to the Prospectus



Important Changes to Vanguard Admiral Treasury Money Market Fund and Vanguard Treasury Money Market Fund

As of the close of business on January 26, 2009, Vanguard Admiral Treasury Money Market Fund and Vanguard Treasury Money Market Fund (the "Funds") will no longer open new accounts for individual investors. There is no specific time frame for when the Funds will reopen.

Please note that these changes do not apply to participants in certain qualified retirement plans that offer the Funds.

During the Funds' closed period, current shareholders may continue to purchase, exchange, or redeem shares of the Funds online, by telephone, or by mail.

The Funds may modify these transaction policies at any time without prior notice to shareholders. You may call Vanguard for more detailed information about the Funds' transaction policies. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447.









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